UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

March 17, 2020
Date of Report (date of earliest event reported)
Overstock.com, Inc.
(Exact name of Registrant as specified in its charter)

Delaware	000-49799	87-0634302
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification Number)
799 West Coliseum Way
Midvale, Utah 84047
(Address of principal executive offices)

(801) 947-3100
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Common Stock, $0.0001 par value	OSTK	NASDAQ Global Market

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(b) Effective March 31, 2020, Anthony D. Strong, Acting Chief Financial Officer of the Company (principal financial officer and principal accounting officer) of Overstock.com, Inc. (the “Company”), will resign from his role as Acting Chief Financial Officer (principal financial officer and principal accounting officer) of Overstock.com, Inc. and return to his prior role as Vice President of Finance and Controller.

(c) On March 17, 2020, the Company announced the appointment of Adrianne Lee, as Chief Financial Officer of the Company (principal financial officer and principal accounting officer), effective March 31, 2020. Ms. Lee, age 42, has served as Senior Vice President and CFO, North American Rental Car, for The Hertz Corporation, since 2018. She also served as Senior Director of Financial Planning and Analysis and Vice President of Financial Planning and Analysis for Hertz from 2015 to 2018. Previously she held various senior financial roles at Ecolab Inc., Best Buy Inc, and PepsiAmericas, Inc.

Ms. Lee is not and has not been involved in any related-party transactions with Overstock requiring disclosure. Ms. Lee does not have any family relationships with any other director, executive officer, or any persons nominated for such positions.

Ms. Lee will have an annual salary of $400,000, and will receive (i) a one-time signing bonus of $60,000, (ii) a one-time relocation reimbursement of $25,000, and (iii) 30,000 restricted stock units (“RSUs”) under the Company’s Amended and Restated 2005 Equity Incentive Plan (the “Plan”) that will vest in three equal annual increments. Ms. Lee will be eligible to participate in the compensation and benefit programs generally available to the Company’s senior officers. Her employment has no specified term and will be on an at-will basis.

Item 7.01 Regulation FD

On March 17, 2020, the Company issued a press release regarding Ms. Lee’s appointment as Chief Financial Officer. A copy of the press releases is furnished herewith as Exhibit 99.1 and incorporated herein by reference to this Item 7.01.

The information set forth in this Item 7.01 including the information set forth in Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.

Item 9.01    Financial Statements and Exhibits

(d)    Exhibits

The following exhibit is furnished with this report:

99.1	Press Release dated March 17, 2020

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OVERSTOCK.COM, INC.

By:	/s/ E. Glen Nickle
E. Glen Nickle
Vice President, Legal, and General Counsel
Date:	March 18, 2020